UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 16, 2019 (May 13, 2019)

iCoreConnect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52765	95-4696799
(Commission File Number)	(IRS Employer Identification No.)

13506 Summerport Parkway #160, Windermere, FL	34786
(Address of Principal Executive Offices)	(Zip Code)

407-505-8934

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On May 13, 2019, the Board of Directors of the Company appointed Xiaozheng Wang (also known as Paul Wang), the Controller of the Company, as the Principal Accounting Officer of the Company, to serve at the pleasure of the Board of Directors of the Company.

Mr. Wang has had 20 years of experience ranging across both public and private companies including technology manufacturer AXT, Inc. (NASDAQ:AXTI) and Martin General Hospital in North Carolina.

A copy of the press release announcing the appointment of Mr. Wang is attached to this Form 8-K as Exhibit 99.1

(d) Exhibits

99.1	Press Release dated May 16, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iCoreConnect, Inc.
(Registrant)

Dated: May 16, 2019	By:	/s/ Robert McDermott
Robert McDermott
President and Chief Executive Officer

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